FORWARD FUNDS

Forward Long/Short Credit Analysis Fund

Supplement dated November 14, 2007

(to the Forward Long/Short Credit Analysis Fund Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2007)

Change in Management Fee to Eliminate Performance Fee

Effective immediately, the Forward Long/Short Credit Analysis Fund (the “Fund”) will no longer pay a performance fee as part of the investment advisory fee paid to Forward Management for its services as investment advisor, and Forward Management will no longer pay a performance fee to the sub-advisor, Cedar Ridge Partners, LLC. Effective immediately, all references in the Prospectus and SAI to the payment of a performance fee as part of the investment advisory fee or investment sub-advisory fee are deleted. In addition, the Fund will no longer be restricted to investment by qualified investors. Accordingly, all references in the Prospectus and SAI to the Fund’s availability for purchase only by “qualified investors,” or those who meet certain net worth of minimum investment requirements, are deleted.

Effective immediately, the following information and tables replace the information and tables under the headings “Fund Fees and Expenses” and “Examples” on pages 8 - 10 of the Prospectus:

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Long/Short Credit Analysis Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price. Investors in Class C Shares of the Fund do not pay a front-end sales charge but may incur a contingent deferred sales charge (“CDSC”).

Shareholder Fees: Fees paid directly from your investment	Class A	Class C
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge for shares held less than 18 months (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A	Class C
Management Fee	1.125%	1.125%
Distribution (12b-1) Fees(1)	0.25%	0.75%
Interest Payments on Borrowed Funds(2)	1.92%	1.92%
Shareholder Services Fees(3)	0.10%	0.25%
Other Expenses(4)	1.095%	1.095%
Total Annual Fund Operating Expenses	4.49%	5.14%
Fee Waiver(5)	(0.98)%	(0.98)%
Net Expenses	3.51%	4.16%
(1)	The Fund has adopted Distribution Plans pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Class A shares and up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.

(2)

Assumes that maximum borrowing is utilized by the Fund (approximately 33 1/3% of the Fund’s total assets including the amount borrowed). The expense assumes interest charged on the amount borrowed at an assumed interest rate of 5.75%. The actual costs of borrowing may vary.

(3)	The Fund has adopted Shareholder Services Plans pursuant to which up to 0.10% of the average net assets attributable to the Class A shares and 0.25% of the net assets attributable to the Class C shares may be used to pay shareholder servicing fees.
(4)	Other expenses are based on estimated amounts for the current fiscal year.
(5)	The Fund’s investment advisor has contractually agreed to waive a portion of its asset-based management fee until January 31, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of the performance fee, brokerage costs, interest, taxes and dividend and extraordinary expenses) for Class A and Class C shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.59% and 2.24% respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

Examples

These Examples are intended to help you compare the costs of investing in the Forward Long/Short Credit Analysis Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C(1)
1 Year	$908	$518
3 Years	$1,683	$1,361

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C
1 Year	$908	$418
3 Years	$1,683	$1,361
(1)	The example for the Class C shares reflects the CDSC that would apply for redemptions of Class C shares within 18 months. For more information regarding the CDSC, please see the “Purchasing Shares” section of this Prospectus.

Change of Minimum Investment Amounts

Effective immediately, the following information replaces the information under the heading “Minimum Initial Investment Amount” on page 24 of the Prospectus:

Minimum Initial Investment Amount:

•	$2,000 for accounts enrolled in eDelivery
•	$2,000 for Coverdell Education Savings accounts
•	$500 for Automatic Investment Plan accounts
•	$4,000 for all other accounts

Subsequent investments must be $100 or more. Financial intermediaries may charge their customers a transaction or service fee.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

Effective immediately, the following information replaces the first two sentences under the heading “By Systematic Withdrawal” on page 33 of the Prospectus:

•	By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank account from your Fund account. Your Fund account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested.

Effective immediately, the following information replaces the first sentence next to the heading “Sign a Letter of Intent” on page 34 of the SAI:

Investors may purchase Class A shares of the Fund at a reduced sales charge by means of a written Letter of Intent (a “Letter”), which expresses the investor’s intention to invest in a minimum of $25,000 of Class A shares of any Forward Fund within a period of 13 months.

Change of Sales Charges on Class A Shares

Effective immediately, the following information replaces the first paragraph and table under the heading “Sales Charges” on page 25 of the Prospectus:

•	Class A shares

The maximum sales charge on the purchase of Class A shares of the Forward Long/Short Credit Analysis Fund is 5.75% of the offering price. The offering price is the NAV per share plus the applicable front-end sales charge. The current sales charges are:

	Sales Charge as a Percentage of:		Dealer’s Concession (as a % of Offering Price)
Dollar Amount Invested	Offering Price	NAV
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999.99	5.00%	5.26%	4.25%
$50,000 to $99,999.99	4.50%	4.71%	3.75%
$100,000 to $249,999.99	3.50%	3.63%	2.75%
$250,000 to $499,999.99	2.50%	2.56%	2.00%
$500,000 to $749,999.99	2.00%	2.04%	1.60%
$750,000 to $999,999.99	1.50%	1.52%	1.20%
$1,000,000 & Above	0.00%	0.00%	up to 0.50%

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